UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 12, 2025
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 12, 2025, the Board of Directors of Planet Fitness, Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws (as so amended and restated, the “Bylaws”), which became effective upon approval. The Board approved the amendments to the Bylaws to adopt proxy access, as well as to make certain conforming, clarifying, administrative and other non-substantive changes.
Section 1.11 of the Bylaws now provides for proxy access for director nominations. Pursuant to Section 1.11, a stockholder, or a group of up to 20 stockholders, who has continuously owned at least 3% of the Company's outstanding common stock for at least three consecutive years, may nominate the greater of two or 20% of the number of directors in office as of the last day on which the notice of proxy access nomination may be delivered and have such nominee(s) included in our proxy statement, if the stockholder(s) and the nominee(s) satisfy the applicable eligibility, procedural, content and notice requirements set forth in the Bylaws. Stockholders seeking to have one or more nominees included in the Company's proxy statement must deliver the notice of proxy access nomination required by the Bylaws to the attention of the Corporate Secretary no earlier than 120 days and no later than 90 days prior to the anniversary date of the prior year’s annual meeting, except that if the date of the annual meeting of stockholders is more than thirty (30) days before or after the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

The stockholder(s) and the nominee(s) are also required to satisfy the other requirements specified in Section 1.11 of the Bylaws.

The foregoing summary description of the Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Planet Fitness, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Jay Stasz
Name: Title:	Jay Stasz Chief Financial Officer
Dated: March 18, 2025